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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 233, New Jersey Trust 136 and New York Trust 171:

  We consent to the use of our report dated January 13, 1999 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG LLP

New York, New York
January 13, 1999